Exhibit 10.1

         THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OR UNDER STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS OF THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH PROVISIONS SHALL HAVE BEEN COMPLIED WITH.


                                                  Date of Issuance: June 7, 2005

                                  CANDIES, INC.
                             Stock Purchase Warrant
                            (Void after June 8, 2015)

         Candies, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies and agrees that UCC Consulting Corporation or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date hereof (the "Date of Issuance") and on or before the tenth
(10th) anniversary of the Date of Issuance but not later than 5:00 p.m. New York time (such date and time, the "Expiration Time"), up to One Million (1,000,000) duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share (the "Common Stock") at an initial exercise price equal to $5.98 (five dollars and ninety-eight cents) per share, subject to adjustment in certain cases as described herein. The shares purchasable upon exercise of this Warrant, and the purchase price per share, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively. The term "Warrant" as used herein shall include this Warrant and any other warrants delivered in substitution or exchange therefor, as provided herein. The Warrant Shares shall vest as follows: (a) 333,334 Warrant Shares (the "First Tranche") upon consummation of the first acquisition of a Target (as such term is defined in that certain investment banking agreement dated as of even date herewith between the Company and UCC Consulting Corporation (the "IB Agreement")), (b) 333,333 Warrant Shares (the "Second Tranche") upon consummation of the second acquisition of a Target and (c) 333,333 Warrant Shares (the "Third Tranche") upon consummation of the third acquisition of a Target, provided, however, no such vesting shall occur with respect to a Minor Acquisition (as such term is defined in IB Agreement).

1. Exercise.

1.1      Method of Exercise.

(a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with a Notice of Exercise in the form of Annex A hereto (the "Notice of Exercise") duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company set forth on the signature page hereto, or at such other office or agency as the Company may designate in writing (the "Company's Office"), accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.


(b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Company receives at the Company's Office the Warrant together with the appropriate completed Notice of Exercise. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1.1(c) hereof shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.


(c) As soon as practicable after the exercise of this Warrant, in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, representing in the aggregate the balance of the Warrant Shares that may be purchased thereunder.

1.2 Exercise by Surrender of Warrant. In addition to the method of payment set forth in Section 1.1 and in lieu of any cash payment required thereunder, the Warrant may be exercised by surrendering the Warrant in the manner specified in this Section 1.2, together with irrevocable instructions to the Company to issue in exchange for the Warrant the number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock underlying the Warrants multiplied by (y) a fraction, the numerator of which is the Market Value (as defined below) of the Common Stock less the Exercise Price and the denominator of which is such Market Value. As used herein, the phrase "Market Value" at any date shall be deemed to be (i) the last reported sale price on the day prior to such date, or (ii) in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as (a) officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the Nasdaq National Market System, or, (b) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the closing sale price as furnished by (i) the National Association of Securities Dealers, Inc. through Nasdaq or (ii) similar organization if Nasdaq is no longer reporting such information, or (c) if such information is no longer reported by NASDAQ or similar organization, the fair market value of the Common Stock as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it, but in the case of any such determination made under this clause (c), in no event less than the greater of (x) the per share Common Stock price of the last sale or issuance by the Company or (y) the last closing sale price as available under clause (a) or (b) above prior to such date.

2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance by the Company, be validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens and charges with respect thereto (other than any lien which may be imposed by the Registered Holder(s) of the Warrants). The Company further covenants and agrees that, from and after the Date of Issuance and during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Market Value for each fractional share of the Company's Common Stock which would be issuable upon exercise of this Warrant.

4. Requirements for Transfer.

4.1 Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Registered Holder or Registered Holders. Any Registered Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change, and the Company shall promptly make such change. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Registered Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary; provided, however, that if and when this Warrant is properly assigned in blank, the Company may, but shall not be obligated to, treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

4.2 Warrant Agent. The Company may, by written notice to the Registered Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4.1 hereof, issuing the Common Stock issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent.

4.3 Transfer. This Warrant is transferable only with the prior written consent of the Company; provided, however, the Registered Holder may transfer the Warrant to any employee or other "affiliated person," as such term is defined in the Securities Exchange Act of 1934, as amended, of the Registered Holder without the consent of the Company. Neither this Warrant nor any rights hereunder may be transferred unless the Company receives from the Registered Holder such documents and representations as the Company may request to assure that the proposed transfer complies with applicable state and federal securities laws and the regulations of any stock exchange or quotation medium on which the Common Stock is listed for trading. Subject to the provisions of this
         Section 4, this Warrant and all rights hereunder are transferable, in whole or in part, upon the surrender of this Warrant with a properly executed Assignment Form in substantially the form attached hereto as Annex B (the "Assignment") at the principal office of the Company.

4.4 Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment and subject to the provisions of this Warrant and with the limitations on assignments and transfers as contained in this Section 4, the Company at its expense shall issue to or on the order of the Registered Holder a new warrant or warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (on payment by the Registered Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

5 Investment Representation and Legend. The Registered Holder, by acceptance of this Warrant, represents and warrants to the Company that the holder is acquiring the Warrant for its own account for investment purposes and not with a view toward the distribution thereof. Unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the 1933 Act, the Company shall be under no obligation to issue the Warrant Shares covered by such exercise unless and until the Registered Holder who exercises the Warrant shall provide the Company with such information that it may reasonably request to satisfy itself that the issuance of the Warrant Shares upon exercise of the Warrant complies with an applicable federal and state securities laws, including, but not limited to, a representation by such Registered Holder to the Company, at the time of such exercise, that such person or entity is acquiring such Warrant Shares for his or her or its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Warrant Shares, in which event the person acquiring such Warrant Shares shall be bound by the provisions of a legend, substantially as follows, which shall be endorsed upon the certificate(s) evidencing the Warrant Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

6. Adjustment of Exercise Price.

6.1 Adjustment. If at any time after the date of grant of this Warrant the Company shall engage in a split-up, subdivision or combination or exchange of its Common Stock, then the number of shares covered by this Warrant and the Exercise Price shall be proportionately adjusted for any such change by the Board of Directors of the Company, whose determination shall be conclusive.

6.2 Dividend or Distribution. If the Company shall pay a dividend with respect to the Common Stock or make any other distribution with respect to the Common Stock, except any distribution specifically provided for in this Section 6, payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
         (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

6.3 Reclassification, Merger, etc. In the case of any reclassification of the Common Stock or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock) or in the case of any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant Certificate, providing that the Holder shall have the right to exercise such new warrant (the "New Warrant") and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the number and kind of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation or merger by a holder of shares of the Common Stock with respect to one share of Common Stock. Such New Warrant certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The provisions of this Section 6.3 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

     6.4 Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the Registered Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6.5 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

7. Notices of Record Date, Etc. In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the Registered Holder. Failure by the Company to give such notice or any defect therein shall not affect the validity of any action taken by the Company in connection with the declaration or payment of any such dividend or distribution, or the issuance of any subscription or other rights, or any proposed reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up or other corporate action referred to in this Section 7; provided, however, in the event of failure to give notice or any defect therein, the Registered Holder shall not waive any rights he would have otherwise had had timely notice been given.

8. No Rights of Stockholders. Subject to other Sections of this Warrant, the Registered Holder shall not be entitled to vote, to receive dividends or subscription rights, nor shall anything contained herein be construed to confer upon the Registered Holder, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders, to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise), to receive notices, or otherwise, until the Warrant shall have been exercised as provided herein.

9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Registration Rights.

10.1     Demand Registration.

                                     (a) Upon the vesting of the First Tranche
                  (the "Trigger Date"), the Registered Holders of at least a majority of the Registrable Securities may deliver a written request to the Company requesting that the Company file, on one (1) occasion, a registration statement under the Act covering the registration of the Registrable Securities (as hereinafter defined); provided, however, that (i) the Company shall not be obligated to effect any such registration pursuant to this Section 10.1 if Form S-3 is not available for such offering by the Registered Holders and (ii) the Company shall not be required to enter into any underwriting agreement with respect to any registration statement filed under Section
                  10.1 If the Company shall receive any such written request, then the Company shall use its commercially reasonable efforts to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") as soon as practicable, and in any event within forty-five (45) days of the receipt of such request ("Request Date") as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities that the Registered Holders request to be registered; provided, however, that the 45 day period shall be subject to availability of audited financial statements of the Company or to an event which the Company must report on Form 8-K, or another appropriate SEC form, that prevents such filing, in which case such Registration Statement shall be filed as soon as practicable following the availability of audited financial statements or the reporting of such event on Form 8-K or other appropriate form. The Company shall (i) use commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon thereafter as is practical, but in any event within one hundred and fifty (150) days of its receipt of the written request to effect the registration, and (ii) cause such Registration Statement to remain effective until the date which is the earlier of such time as (A) the Registered Holders have completed the distribution described in the Registration Statement relating thereto or (B) the Registered Holders have publicly sold the Registrable Securities other than pursuant to the registration statement or (C) all of the Registrable Securities thereunder may be sold pursuant to Rule 144(k) under the 1933 Act or any successor rule (the "Effectiveness Period") provided, however, that the Company shall not be obligated to maintain the effectiveness of any such registration pursuant to this
                  Section 10.1 if Form S-3 is not available for such offering by the Registered Holders. However, in the event of any failure of the Company to maintain the effectiveness of the Registration Statement for the period set forth above other than by reason of Form S-3 not being available, the demand registration provisions of this Section 10.1 (limited to the filing of one additional registration statement only on Form S-3 if available) shall be available to the Registered Holders, as if such holders had never made a demand for registration pursuant to the provisions of this Section 10.1. For purposes of this Agreement, the term "Registrable Securities" shall mean the Warrant Shares issuable upon the exercise of the Warrants; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, or (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act (such as Rule 144(k) or any successor rule) so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are not eligible to be sold pursuant to Rule 144(k) or any successor rule.

                                     (b) Notwithstanding the requirement to file
                  the Registration Statement as described above, if the Company shall furnish to the Registered Holders a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would not be in the best interest of the Company for such registration statement to be filed, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety
                  (90) days after the date of such certificate; provided, however, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

                                     (c) All expenses (other than (i)
                  underwriting discounts and commissions, brokerage fees and applicable transfer taxes and (ii) any fees or expenses of any advisor or counsel to the Registered Holders (except as may arise under subsection (e) below) incurred in connection with registrations, filings or qualifications pursuant to Section 10 hereof, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company. Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange, market or automated quotation system on which it Common Stock is then listed or quoted.

                                     (d) Prior to any resale of Registrable
                  Securities by any Registered Holder, the Company shall register or qualify or cooperate with the Registered Holder in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Registered Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Registered Holder reasonably requests in writing and as reasonably acceptable to the Company, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, consent to service of process in any jurisdiction in which it has not so consented, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                                     (e) Each of the Company and each Registered
                  Holder shall indemnify the other party hereto and their respective officers, directors, employees and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 10, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such party for use in connection with such registration. Notwithstanding the foregoing, no Requesting Holder shall be entitled to indemnification under this Section 10 where either (i) a prospectus was required to be delivered to the purchaser of Registrable Securities and was available to be delivered by the selling Registered Holder or its broker but was not so delivered, (ii) prior to consummation of such sale either a supplement or amendment to the Company's prospectus correcting any alleged untrue statement or alleged untrue statement or omission or alleged omission was transmitted to the selling Registered Holder but not transmitted by the Registered Holder or its broker to the purchaser of the Registrable Securities or (iii) the Registered Holder was advised by the Company in writing that the prospectus could no longer be used. In addition, if the indemnifying party is a Registered Holder, in no event shall its indemnification obligation exceed the net proceeds received by the Registered Holder upon a sale of the Registrable Securities.

                                     (f) Each Registered Holder shall furnish to
                  the Company such information regarding the Registered Holder and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 10 and the Company's registration obligations under this Section 10 shall be subject to the Company's receipt of such information. Each Registered Holder shall cooperate as reasonably requested by the Company in connection with the preparation of the registration statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Registered Holder and its plan of distribution of the Registrable Securities included in such registration as may be reasonably necessary to enable the Company to prepare such Registration Statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                  10.2 Piggyback Registration. In addition to the demand registration provisions of Section 10.1, if at any time during the term of this Warrant, the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business, any share exchange or recapitalization or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Registered Holder a written notice of such determination and, if within 15 days after the date of such notice, the Registered Holder shall so request in writing delivered to the Company, the Company shall include in such registration statement all or any part of such Registrable Securities such Registered Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights (other than the holder that exercised a demand registration right that has contractual priority rights with respect to such cutbacks); provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 10.2 that are eligible for resale pursuant to Rule 144(k) or that are the subject of a then effective Registration Statement or that have been publicly sold. Notwithstanding the provisions of this Section 10.2, the Company shall have the right at any time after it shall have given notice pursuant to this Section 10.2 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof. Whether or not such registration is withdrawn, the registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 10.1(c) hereof.

11. Mailing of Notices, Etc. All notices and other communications from the Company to each Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the last address furnished to the Company in writing by the Registered Holder of this Warrant. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, then it shall give prompt written notice to each Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12. Change or Waiver; Severability. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. If any provision of this Warrant shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant.

13. Headings; Severability. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant. If any provision of this Warrant shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant.

14. Governing Law and Submission to Jurisdiction. This Warrant will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict or choice of laws of any jurisdiction. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive.

15. Certificate. Upon request by a Registered Holder of this Warrant, the Company shall promptly deliver to such holder a certificate executed by its President or Chief Financial Officer setting forth the total number of outstanding shares of capital stock, convertible debt instruments and options, rights, warrants or other agreements relating to the purchase of such capital stock or convertible debt instruments, together with its calculation of the number of shares remaining available for issuance upon exercise of this Warrant, and a certificate of the accuracy of the statements set forth therein.

16. Supplements and Amendments. The Company and the initial Registered Holder may from time to time supplement or amend this Warrant in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable.

17. Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company and the Registered Holders and their respective successors and assigns hereunder.

18. Benefits of this Warrant. Nothing in this Warrant shall be construed to give to any person, entity or corporation other than the Company and the Registered Holder(s) of the Warrant Certificate any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of the Company and the Registered Holder(s) of the Warrant Certificate.

19. Counterparts. This Warrant may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, CANDIES, INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal and to be dated on the day and year first written above.


                                      CANDIES, INC.


                                   By:/s/ Neil Cole
                                      -------------
                                 Name:  Neil Cole
                                 Title: Chief Executive Officer
                                        Principal Office:
                                        215 West 40th Street
                                        New York, NY  10018

                                                                         ANNEX A

                             NOTICE OF EXERCISE FORM

To:      Candies, Inc.
         Attention:  President



         1. The undersigned hereby elects to purchase _______________ (leave blank if you choose Alternative No. 2 below) shares of Common Stock of Candies, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full. (Initial here if the undersigned elects this alternative). _________

         2. In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the exercise by surrender of warrant provision of Section 1.2 of this Warrant and receive ____________ (leave blank if you choose Alternative No. 1 above) shares of Common Stock of Candies, Inc. pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative). ___________

         3. Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:





----------------------------------------------------------------
(Name)





----------------------------------------------------------------
(Address)









-----------------------------------------------------
Signature

-----------------------------------------------------
Date:

                                                                         ANNEX B

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                Address                        No. of Shares







                                       Dated:

                                   Signature:

                                       Dated:

                                     Witness: